--------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

     The original 8-K has been amended by this 8-K/A to replace a mistakenly filed Pooling and Servicing Agreement.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 28, 2002

                           Impac Secured Assets Corp.
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         California                  333-85310                  33-071-5871
         ----------                  ---------                  -----------
(STATE OR OTHER JURISDICTION        (COMMISSION               (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)


      1401 Dove Street
   Newport Beach, California                                        92660
   (ADDRESS OF PRINCIPAL                                          (ZIP CODE)
    EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (949) 475-3600








--------------------------------------------------------------------------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1. Pooling and Servicing Agreement, dated as of June 1, 2002 among Impac Secured Assets Corp., as company, Impac Funding Corporation, as master servicer, and Deutsche Bank National Trust Company, as trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           IMPAC SECURED ASSETS CORP.

                                           By:      /s/ Ricahrd J. Johnson
                                                    -----------------------
                                           Name:    Richard J. Johnson
                                           Title:   Chief Financial Officer


Dated: July 16, 2002

                                  EXHIBIT INDEX



                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
------                        -----------                   -----------                         ----
1                             4                             Pooling and Servicing               5
                                                            Agreement